                           IPVOICE COMMUNICATIONS, INC.
                           CONVERTIBLE PROMISSORY NOTE

Up to $595,574.00                                                 May 31st, 2001

     IPVOICE COMMUNICATIONS, INC., a Nevada corporation (the "Corporation"), for value received, hereby promises to pay to AUGUSTINE FUND, L.P., an Illinois limited partnership (the "Lender"), its successors and assigns, the lesser of
(i) the principal sum of Five Hundred Ninety Five Thousand Five Hundred Seventy
Four Dollars and No/100 ($595,574.00), or (ii) the aggregate principal sum of all advances made by the Lender to the Corporation hereunder from time to time, as reflected on the Grid attached hereto (each an "Advance" and collectively, the "Principal Sum"), plus interest thereon as hereinafter provided. Subject to certain mandatory prepayment requirements, the Principal Sum and all accrued and unpaid interest shall be payable in full on May 31st, 2004.

     This Note is issued under and pursuant to the terms and provisions of the
Loan Agreement, of even date herewith, among the Corporation, the Lender and The
Shaar Fund Ltd. (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), and this Note and the holder hereof is entitled to all of the rights and benefits provided for thereby or referred to therein. All capitalized terms used herein without definition shall have the meanings ascribed in the Loan Agreement.

     The principal sum of each Advance shall bear interest, commencing on and as of the date of such Advance to and including the date such Advance is repaid in full, at a rate of eight percent (8%) per annum. Interest shall be due and payable in arrears on the last Business Day of each September, December, March and June commencing on September 30, 2001 and continuing until all amounts owing under the Note has been paid. The interest payable to the holder of this Note for any given period shall be paid, at the such holder's election, either in cash or in shares of Common Stock of the Corporation, as set forth in the Loan
Agreement.

     The Lender shall record on the Grid attached to this Note the date and amount of each Advance, as well as each payment of principal (or the conversion of principal as provided for herein) and such other information as it may deem necessary, which notations shall constitute prima facie evidence of the accuracy of the information recorded. Failure of the Lender to make any such notation or any error therein shall not limit or otherwise affect the obligations of the
Corporation hereunder and the records of the Lender shall at all times be determinative of the unpaid balance of this Note (whether or not the Lender has made such notation on this Note).

     If any principal or interest is not paid in full on the due date thereof
(taking into account any applicable grace periods) (whether by maturity, prepayment or acceleration), and upon and during the continuance of any Event of
Default (as defined in the Loan Agreement), the outstanding principal balance of this Note shall bear interest thereafter at a rate equal to eighteen percent
(18%) per annum until such payment is paid in full or such Event of Default is cured or waived in accordance with the terms of the Loan Agreement.

     All payments on or in respect of this Note, including principal and interest thereon, shall be made in such coin and currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts by wire transfer pursuant to written wire transfer instructions given to the Corporation by the holder hereof from time to time, or, at the option of the holder hereof, in such manner and at such other place in the United States of America as the holder hereof shall have designated to the Corporation in writing pursuant to the provisions of the Loan Agreement.

     Under certain circumstances, as specified in the Loan Agreement, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement. This Note is subject to optional prepayment by the Corporation pursuant to the terms and conditions set forth in the Loan Agreement.

     The Corporation hereby waives diligence, presentment, demand, protest and notice of every kind whatsoever. The failure of the holder hereof to exercise any of its rights hereunder in any particular instance shall not constitute a waiver of the same or of any other right in that or any subsequent instance.

     This Note shall be binding upon the Corporation, its successors, and permitted assigns, and shall inure to the benefit of the Lender, its successors and assigns.

     This Note is a contract made under and governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflict of laws principles.

     Conversion Rights and Procedures

     In addition to the rights set forth  above,  the holder of this Note shall have the conversion rights set forth below:

     1. Conversion Right. At the Lender's election, exercisable at any time and from time to time, all or a portion of the principal outstanding under this Note shall be converted, without the payment of any additional consideration, into the number of fully-paid and nonassessable shares of Common Stock as provided in
Section 2 below.

     2. Conversion Calculation.

     The number of shares issuable upon conversion of all or a portion of the principal outstanding under this Note at any time shall be determined by dividing the amount of principal to be converted by the Conversion Price, where the Conversion Price equals seventy five percent (75%) (the "Conversion
Percentage") of the average of the three (3) lowest Closing Bid Prices for the
Common Stock for the thirty (30) consecutive trading days immediately preceding the Conversion Date (as herein defined), as reported on the National Association of Securities Dealers OTC Bulletin Board Market (or on such other national securities exchange or market as the Common Stock may trade at such time);
notwithstanding anything in this paragraph to the contrary, if the registration statement covering the resale of the shares of Common Stock issuable upon conversion of this Note has not been declared effective within 210 days (the
"Due Date") after the date of issuance of this Note, then the Conversion
Percentage shall decrease by two percent (2%) for each month (that is, each thirty (30) day period after the Due Date, beginning on the 30th day after the
Due Date) or partial month in which the said registration statement has not been declared, or does not remain, effective; if such registration statement has not been declared and does not remain effective on the date which is one (1) year after the date of issuance of this Note, then the Conversion Percentage shall be fifty percent (50%). For purposes hereof, the term "Closing Bid Price" shall mean for any security as of any date, the last closing bid price for such security on the OTC Bulletin Board Market as reported by Bloomberg, L.P., or, if the OTC Bulletin Board Market is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P., or, if no last closing bid or trade price is reported for such security by Bloomberg, L.P., the closing bid price shall be determined by reference to the closing bid price as reported on the principal trading market, and if not so reported shall be determined from the average of the bid prices of any market makers for such security as reported in the "pink sheets" published by the National Quotation Bureau, Inc. If the closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the closing bid price of such security on such date shall be the fair market value as mutually agreed by the Company and the holder of this
Note.

     If the Common Stock issuable upon the conversion of this Note shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, stock split, stock dividend, or similar event, then and in each such event, the holder of this Note shall have the right thereafter to convert all or any portion of the principal amount outstanding under this Note into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification or other change which such holder would have received had this
Note been converted immediately prior to such capital reorganization, reclassification or other change.

     3. Conversion Procedure.

     The holder of this Note may exercise its right to convert all or any portion of the principal amount outstanding under this Note by telecopying an executed and completed notice to the Corporation and delivering the original notice in the form annexed hereto as Exhibit A ("Notice of Conversion") by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the Corporation in accordance with the provisions hereof shall be deemed a "Conversion Date." The Corporation will transmit, or instruct its transfer agent to transmit, the certificates representing shares of
Common Stock issuable upon conversion of this Note to the holder thereof via express courier, by electronic transfer or otherwise, within three (3) business days after the Corporation has received the facsimile Notice of Conversion. In addition to any other remedies which may be available to the holders of this
Note, except as otherwise stated in the Loan Agreement, in the event that the
Corporation fails to deliver, or has failed to contact its transfer agent within two (2) business days to deliver, such shares of Common Stock within such three business-day period, the holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the
Company and the holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

     No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional share to which the holder would be entitled but for this paragraph, the number of shares of Common Stock to be received shall be rounded to the nearest whole share.

     4. Issuance of Common  Stock.  The issuance of certificates for shares of
Common Stock upon conversion of this Note will be made without charge to the holder for any issuance tax or other governmental charge in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Common Stock. Upon the conversion of this Note, the
Corporation will take all such actions as are necessary in order to insure that the shares of Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof. Upon receipt of the certificates evidencing shares of Common
Stock issued upon a conversion of principal outstanding under this Note, the holder of this Note shall make a notation on the Grid attached hereto indicating the date of the conversion and the amount of principal so converted. In the event that the holder elects to convert all of the principal outstanding under this Note, the holder shall surrender this Note to the Corporation upon receipt of the certificates representing the shares of Common Stock issued upon such conversion.

     5. Reorganization.  If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for above), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties, stock and/or assets to any other person or entity (any of which events is herein referred to as a "Reorganization"), then as a part of such Reorganization, provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of this Note, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such
Reorganization, to which such holder would have been entitled if such holder had converted this Note immediately prior to such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holder of this Note after the
Reorganization, to the end that the provisions of this Section 5 (including adjustment of the number of shares issuable upon conversion of this Note) shall be applicable after that event in as nearly equivalent a manner as may be practicable. Upon the occurrence of each adjustment or readjustment of the
Conversion Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder of this Note a certificate executed by the president and chief financial officer (or in the absence of a person designated as the chief financial officer, by the treasurer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment are based. The Company shall, upon written request at any time of the holder of this Note, furnish or cause to be furnished to such holder a certificate setting forth (A) the Conversion Price at the time in effect, and
(B) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Note.

     6. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient or as may be available to effect the conversion of the maximum principal amount of this Note, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding principal amount of this Note, the Company shall use its best efforts to take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     7. Restriction on Conversion.  Notwithstanding anything to the contrary set forth herein, in no event shall the holder of this Note be entitled to convert all or any portion of the principal outstanding under this Note in excess of such portion of the principal of this Note that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by such converting holder and its affiliates to exceed 4.99%
of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common
Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such proviso is being made. Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities
Exchange Act of 1934, as amended. The limitations imposed by this Section on conversion of this Note shall no longer apply, and the holder of this Note may convert all or any portion of the principal outstanding under this Note, irrespective of the resulting beneficial ownership of the Corporation's Common
Stock, should any of the following events occur: (a) The Corporation shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for its or for a substantial part of its property or business; or (b) A trustee, liquidator or receiver shall be appointed for the Corporation or for a substantial part of its property or business without the Corporation's consent and such appointment is not discharged within sixty (60) days after such appointment; or (c) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Corporation; or (d) Any money judgment, writ or note of attachment, or similar process in excess of Five
Hundred Thousand United States Dollars (US$500,000.00) in the aggregate shall be entered or filed against the Corporation or any of its properties or assets; or
(e) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation and, if instituted against the Corporation, shall not be dismissed within sixty days after such institution or the Corporation shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding.

     8. Notices.  Any notices desired, required or permitted to be given hereunder shall be delivered in accordance with the notice provision in the Loan
Agreement.

                                                    IPVOICE COMMUNICATIONS, INC.

                                                    By:
                                                    Name:
                                                    Title:

                                      Grid
                                 to that certain
                           Convertible Promissory Note
                         of IPVoice Communications, Inc.
                                   payable to
                              Augustine Fund, L.P.

------------------------------- ---------------------------- ---------------------------- ----------------------------
 Date of Advance, Payment or                                          Amount of
          Conversion                                              Principal Repaid
                                     Amount of Advance              or Converted              Cumulative Balance
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